American Century Variable Portfolios, Inc.
Statement of Additional Information (SAI) Supplement

VP Balanced Fund ■ VP Capital Appreciation Fund
VP Income & Growth Fund ■ VP International Fund
VP Large Company Value Fund ■ VP Mid Cap Value Fund
VP Ultra® Fund ■ VP Value Fund ■ VP VistaSM Fund

Supplement dated July 16, 2010 ■ SAI dated May 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. (ACIM). All references to American Century Global Investment Management, Inc. and ACGIM in the Statement of Additional Information are deleted.

The following replaces the first paragraph under Foreign Securities on page 9 of the SAI:

An unlimited portion of each fund’s assets may be invested in the securities of issuers located in foreign countries, including foreign governments, when securities meet its standards of selection, except for VP Value and VP Mid Cap Value, which may invest up to 35% of their assets in foreign securities, and VP Large Company Value, which may invest up to 20% of its assets in foreign securities. In addition, VP Income & Growth, VP Large Company Value, VP Value and VP Mid Cap Value will limit their purchases of foreign securities to those of issuers whose principal business activities are located in developed countries. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

The following replaces the first paragraph under Investment Advisor on page 44 of the SAI:

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

The following replaces the second paragraph under the table on page 45 of the SAI:

The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1)	the funds’ Board of Directors, or by a majority of outstanding shareholder votes (as defined in the Investment Company Act) and
(2)
by the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The Subadvisor section is deleted on pages 46-47 of the SAI.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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